UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2007
Avanir Pharmaceuticals
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, CA	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 21, 2007, the Compensation Committee of the Board of Directors of Avanir Pharmaceuticals (the “Board”) recommended, and the independent members of the Board approved, the following changes to the compensation of Dr. Randall Kaye, Avanir’s Senior Vice President and Chief Medical Officer. Effective as of March 21, 2007, Dr. Kaye’s annual base salary was fixed at $300,000 and his annual target bonus was fixed at 40% of his annual salary.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 27, 2007	Avanir Pharmaceuticals
	By:	/s/ Keith Katkin
Keith Katkin
President and CEO